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                                                                   EXHIBIT 10.40

                    NOTE AND MORTGAGE MODIFICATION AGREEMENT

         This agreement made this 15th day of October 2003 by and among EDAC Technologies Corporation, a Connecticut Corporation, having an office at 1806 New Britain Avenue, Farmington, Connecticut (hereinafter "Mortgagor") and Farmington Savings Bank, duly authorized and existing under the laws of the State of Connecticut and having an office at 32 Main Street, Farmington, Connecticut (hereinafter "Mortgagee").

                                   WITNESSETH:

         WHEREAS, Mortgagor is indebted to Mortgagee in the original amount of $2,000,000.00 as evidenced by a certain Mortgage Note dated February 5, 2001, the "Note"; and

         WHEREAS, to secure the repayment of said Note, Mortgagor has granted to Mortgagee a mortgage on premises located in Farmington, Connecticut, more particularly described in the said mortgage which is dated February 5, 2001 and recorded in Volume 644 at Page 585 of the Farmington Land Records, the "Mortgage", a Conditional Assignment of Leases and Rentals recorded in Volume 644 at Page 601 of the Farmington Land Records, the "Conditional Assignment" and UCC-1 Financing Statement recorded in Volume 644 at Page 608 of the Farmington Land Records, the "Financing Statement"; and

         Whereas, the parties wish to modify said Note, Mortgage, Conditional Assignment and Financing Statement

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for One ($1.00) Dollar and other valuable consideration the parties agree as follows:

         1. Interest Rate. The interest rate set forth in paragraph 3 of the Note is hereby amended to be seven and one half (7.50) percent per annum effective on October 1, 2003 until March 1, 2006, the first Change Date.

         2. Repayment. Paragraph 3 of the Note is further amended and modified to provide for repayment in equal monthly installments of principal and interest, commencing on November 1, 2003 of Sixteen Thousand Four Hundred Twenty Three and 21/100ths ($16,423.21) Dollars.

         3. Except as modified the rights, privileges, duties and obligations of the parties hereto under the Note and Mortgage referred to above shall remain unchanged and in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first written above.

Signed, sealed and delivered
In the presence of:                                MORTGAGOR
                                                   EDAC Technologies Corporation

/s/ Irene Yeski                                    /s/ Glenn L. Purple
Irene Yeski                                        Glenn L. Purple
                                                   Its  V.P. Finance
/s/ Carol S. Foley                                 Duly Authorized
Carol S. Foley

                                                   MORTGAGEE
/s/ Elizabeth J. Letendre                          Farmington Savings Bank
Elizabeth J. Letendre

/s/ Richard King                                   /s/ Bryan Bowerman
Richard King                                       By Bryan P. Bowerman
                                                   President

STATE OF CONNECTICUT          )
                              ) ss: Farmington                  October 15, 2003
COUNTY OF HARTFORD            )

         Personally appeared Glenn L. Purple, its V. P. Finance, Signer of the foregoing instrument, and acknowledge the same to be his free act and deed, and the free act and deed of said Company, before me.

                                                   /s/ Carol S. Foley
                                                   Notary Public

STATE OF CONNECTICUT          )
                              ) ss: Farmington                  October 16 2003

COUNTY OF HARTFORD            )

         Personally appeared, Bryan P. Bowerman, President of Farmington Savings Bank, Signer of the foregoing instrument, and acknowledge the same to be his free act and deed as such officer, and the free act and deed of said Bank, before me.

                                                   /s/ Elizabeth J. Letendre
                                                   Notary Public